UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.    )

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AIR INDUSTRIES GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIR INDUSTRIES GROUP

1460 Fifth Avenue

Bay Shore, NY 11706

August 26, 2020

Dear Stockholders:

The 2020 Annual Meeting of Stockholders of Air Industries Group be held on Wednesday, October 14, 2020, at 10:00 a.m. Eastern Time at the offices of Air Industries Group, 1460 Fifth Avenue, Bay Shore, New York 11706. The formal Notice of Annual Meeting and other proxy materials are enclosed.

We look forward each year to meeting with those stockholders who choose to attend the meeting in person to review the year that has closed and discuss our future prospects. However, in light of the continued concerns related to COVID-19 and to avoid unnecessarily placing our shareholders, employees and community at risk, we are requesting that stockholders NOT ATTEND our Annual Meeting in person this year. Stockholders who desire to do so can call in to the following toll-free number to listen to the meeting live and ask questions of those of our officers who attend the meeting: 800-309-1256 Passcode 508923. If you plan to listen to the meeting, please call in 5 minutes before the scheduled start time. We ask that you allow us to conclude the formal portion of the meeting and should you desire to do so then ask your questions.

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. As with every Annual Meeting it is important that your views be represented and we ask that you vote by proxy card, the internet or telephone as described below. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on October 13, 2020.

BUT PLEASE WE ASK THAT YOU NOT ATTEND THE ANNUAL MEETING IN PERSON. If we need to limit attendance at the Annual Meeting as a result of governmental orders, we will make a public announcement advising you of the measures we intend to take.

Thank you for your understanding. We appreciate your investment in Air Industries Group and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Luciano Melluzzo
President and Chief Executive Officer

AIR INDUSTRIES GROUP

1460 Fifth Avenue

Bay Shore, NY 11706

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2020 Annual Meeting of Stockholders of Air Industries Group will be held at the offices of Air Industries Group, 1460 Fifth Avenue, Bay Shore, New York 11706 on Wednesday, October 14, 2020, beginning at 10:00 a.m. Eastern Time for the following purposes:

1.	to elect seven directors;

2.	to ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on August 21, 2020 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

/s/ Luciano Melluzzo
President and Chief Executive Officer

August 26, 2020

Please mark, sign and date the enclosed proxy card and

return it promptly in the enclosed self-addressed, stamped envelope.

To vote via the Internet or telephone:

Internet: www.proxyvote.com

Phone: 1-800-690-6903

Documents Accompanying this Proxy Statement:
Annual Report on Form 10-K for the Year Ended December 31, 2019, as amended

i

AIR INDUSTRIES GROUP

1460 Fifth Avenue

Bay Shore, NY 11706

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Air Industries Group, a Nevada corporation (the “Company,”  “we,” “our” or “us”), of proxies to be voted at our 2020 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Wednesday, October 14, 2020, beginning at 10:00 a.m., Eastern Time, at our offices, 1460 Fifth Avenue, Bay Shore, New York 11706.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share (“Common Stock”), on or about August 26, 2020. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock as of August 21, 2020 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Holders of our Common Stock on the Record Date are entitled to one vote for each share held of record on the Record Date.

2.	How many shares of Common Stock are “outstanding”?

As of August 21, 2020, there were 30,620,990 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Air Industries Group.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2020, but may not vote your shares on the election of directors or any of the other proposals to be voted on at the Annual Meeting.

4.	Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), we are permitted to furnish proxy materials, including this proxy statement and our annual report, to stockholders by providing access to these documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they so request. Instead, the notice provides instructions on how to access and review the proxy materials on the Internet. The notice also provides instructions on how to submit your proxy and voting instructions via the Internet. If you would like to receive a printed copy or an electronic copy (via email) of our proxy materials, please follow the instructions for requesting the materials in the notice.

5.	How do I vote?

You may vote using any of the following methods:

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By telephone or on the Internet

Air Industries Group has established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on October 13, 2020.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.

Telephone.    You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Internet.    The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Stockholders who attend the Annual Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	giving written notice to the Corporate Secretary of the Company;

●	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

●	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

7.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote “FOR” each of the director nominees, “FOR” ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020, which votes represent the recommendations of the Board with respect to such matters. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board know of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

8.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the SEC no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors or any other proposal, in which case a broker non-vote will occur and your shares will not be voted on these matters.

10.	What is a quorum for the Annual Meeting?

The presence of the holders of shares of common stock representing 15,310,496 votes, a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

11.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the seven persons receiving the highest number of affirmative “for” votes at the Annual Meeting will be elected.  Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee.

Ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm

The votes cast “for” must exceed the votes cast “against” to approve the ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.

12.	How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

●	FOR the election of each of the director nominees named in this Proxy Statement; and

●	FOR ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

13.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

14.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Issuer Corporate Solutions, Inc. to assist in the mailing, collection and administration of proxies. We have not retained a soliciting agent to assist in the solicitation of proxies.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE:

Election of Directors

Nominees

At the Annual Meeting, seven directors, who have been nominated by the Nominating Committee of the Board of Directors, are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his successor has been elected and qualified. All of the nominees for director currently serve as directors.

Each nominee has consented to being named as a nominee in this proxy statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The seven nominees receiving the highest number of affirmative “for” votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies.

Name of Nominee	Age
Michael N. Taglich	54
Robert F. Taglich	53
David J. Buonanno	64
Peter D. Rettaliata	69
Robert C. Schroeder	53
Michael Brand	62
Michael D. Porcelain	51

Michael N. Taglich has been Chairman of our Board of Directors since September 22, 2008. He is Chairman and President of Taglich Brothers, a New York City based securities firm which he co-founded in 1992 and which is focused on public and private micro-cap companies.  Mr. Taglich is currently Chairman of the Board of Mare Island Dry Dock LLC, a company engaged in ship repair services, and Vice Chairman of BioVentrix, Inc., a privately held medical device company whose products are directed at heart failure. He also serves as a Director of Bridgeline Digital Inc., a publicly traded company, Icagen Inc., a reporting but not trading company engaged in early stage pharmaceutical research, DecisionPoint Systems Inc., a company engaged in field service automation, Dilon Technologies, a private medical device company and Autonet Mobile Inc., a private company focused on connecting automobiles to the internet.   Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a Director.

Robert F. Taglich has been a director of our company since 2008. He is a Managing Director of Taglich Brothers, which he co-founded in 1992. Prior to founding Taglich Brothers, Mr. Taglich was a Vice President at Weatherly Securities. Mr. Taglich has served in various positions in the securities brokerage industry for the past 25 years. Mr. Taglich serves on the board of privately held BioVentrix, Inc., a medical device company whose products are directed at heart failure. Mr. Taglich holds a Bachelor’s degree from New York University. Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a Director.

David J. Buonanno has been a director of our company since 2008. He is the Founder and President of Buonanno Enterprises Consulting, providing strategic management, supply chain/operations and recruitment services to aerospace and defense industry clients. Mr. Buonanno has extensive experience in manufacturing, supply management and operations. He was employed by Sikorsky Aircraft, Inc., a subsidiary of United Technologies Corporation, as Vice President, Supply Management and International Offset (from January 1997 to July 2006) and as Director, Systems Subcontracts (from November 1992 to January 1997). From May 1987 to November 1992, he was employed by General Electric Corporation serving as Operations Manager and Manager, Program Materials Management of GE’s Astro-Space Division. From June 1977 to May 1987, he was employed by RCA and affiliated companies. Mr. Buonanno attended Lehigh University College of Electrical Engineering and holds a B.S. in Business Administration from Rutgers University. He completed the Program for Management Development at Harvard Business School in 1996. Mr. Buonanno’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a Director.

Peter D. Rettaliata has been a director of our company since 2005. He served as our Acting President and Chief Executive Officer from March 2, 2017 to November 15, 2017 and served as our President and Chief Executive Officer from November 30, 2005 to December 31, 2014. He also served as the President of our wholly owned subsidiary, AIM, from 1994 to 2008. Prior to his involvement at AIM, Mr. Rettaliata was employed by Grumman Aerospace Corporation for twenty-two years, where he attained the position of Senior Procurement Officer. Professionally, Mr. Rettaliata has served as the Chairman of “ADDAPT”, an organization of regional aerospace companies, as a member of the Board of Governors of the Aerospace Industries Association, and as a member of the Executive Committee of the AIA Supplier Council. He is a graduate of Niagara University where he received a B.A. in History and Harvard Business School where he completed the PMD Program. Mr. Rettaliata’s extensive experience in the aerospace industry and his knowledge of our operations qualify him to serve as a Director.

Robert C. Schroeder has been a director of our company since 2008. He is Vice President - Investment Banking of Taglich Brothers and specializes in advisory services and capital raising for small public and private companies. Mr. Schroeder joined Taglich Brothers in April 1993 as an Equity Analyst publishing sell-side research. Prior to joining Taglich Brothers, he served in various positions in the brokerage and public accounting industry. Mr. Schroeder also serves as a director of the following publicly traded companies: DecisionPoint Systems, Inc., a leading provider and integrator of enterprise mobility, wireless applications and RFID solutions, and Intellinetics, Inc., a provider of cloud-based enterprise content management solutions and Akers Biosciences, Inc., a developer and manufacturer of rapid diagnostic screening and testing products. Mr. Schroeder received a B.S. degree in accounting and economics from New York University. He is a Chartered Financial Analyst and a member of the CFA Institute and CFA Society of New York. Association for Investment Management and Research and a member of the New York Society of Security Analysts. Mr. Schroeder’s extensive experience in the capital markets qualify him to serve as a Director.

Michael Brand has been a director of our company since 2012, and from March 2017 to November 2017 served as a consultant to our company focused on day to day production issues, scheduling of the products to be manufactured and related operational issues such as the maintenance of appropriate inventory levels. He was the President of Goodrich Landing Gear, a unit of Goodrich Corporation, from July 2005 to June 2012. Prior to joining Goodrich for over 25 years he held senior management positions in the Aerospace industry. He began his career at General Electric Corporation and rose to senior management in its jet engine manufacturing operations. Mr. Brand is a graduate of Clarkson University, with advanced degrees and certificates from Xavier University and the Wharton School. Mr. Brand’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a Director.

Michael Porcelain has a director of our company since October 23, 2017. Mr. Porcelain has served as President and Chief Operating Officer of Comtech Telecommunications Corp., a publicly traded company and leading provider of advanced communication solutions for both commercial and government customers worldwide since 2019 and prior to that served as the Chief Financial Officer from 2006 through 2018 and from 2002 to March 2006, he served as Vice President of Finance and Internal Audit of Comtech. From 1998 to 2002, Mr. Porcelain was Director of Corporate Profit and Business Planning for Symbol Technologies, a mobile wireless information solutions company. Previously, he spent five years in public accounting holding various positions, including Manager in the Transaction Advisory Services Group of PricewaterhouseCoopers. Since 1998, he has owned and operated The Independent Adviser Corporation, a privately held company which holds the rights to use certain intellectual properties and trademarks (including various Internet websites) related to the financial planning and advisory industry. Mr. Porcelain is an Adjunct Professor at St. John’s University located in New York where he teaches graduate level accounting courses. Mr. Porcelain has a B.S. in Business Economics from State University of Oneonta, New York, a M.S. in Accounting and an M.B.A. degree from Binghamton University. Mr. Porcelain’s knowledge and experience in accounting matters qualify him to serve as a Director.

Michael N. Taglich and Robert F. Taglich are brothers.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation for serving as directors and may receive option grants from our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Information Concerning the Board of Directors

Board Leadership Structure and Risk Oversight

The Board does not have a policy requiring separation of the roles of Chief Executive Officer and Chairman of the Board. The Board has determined that a non-employee director serving as Chairman is in the best interests of our stockholders at this time. This structure ensures a greater role of non-employee Directors in the active oversight of our business, including risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

The Board of Directors as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Board Independence

Our Board of Directors has determined that Robert Schroeder, David Buonanno, Peter Rettaliata, Michael Brand and Michael Porcelain are “independent directors” within the meaning of NYSE American Rule 803A(2).

Director Compensation

Non-employee Directors are entitled to receive compensation for serving as directors and may receive option grants from our company. Each Director also is entitled to be repaid or prepaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred in attending meetings of our Board of Directors or committees of our Board of Directors or stockholder meetings or otherwise in connection with the discharge of his duties as a Director. The compensation committee will assist the directors in reviewing and approving the compensation structure for our directors.

The following table sets forth certain information regarding the compensation paid to, earned by or accrued for, our directors during the fiscal year ended December 31, 2019.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Taglich		73,486	5,750	—	—	—	79,236
Robert Taglich		73,486	5,750	—	—	—	79,236
Robert Schroeder	16,332	16,628	5,750	—	—	—	38,710
David Buonanno	30,996		5,750	—	—	—	36,746
Michael Brand	30,996		5,750	—	—	—	36,746
Michael Porcelain		56,199	5,750	—	—	—	61,949
Peter Rettaliata		63,901	5,750	—	—	—	69,651

(1)	Director fees paid in shares.

Board Meetings; Committees and Membership

The Board of Directors held five meetings during the fiscal year ended December 31, 2019 and each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of NYSE American Rule 803A(2), except that Michael Taglich serves as a member of the Compensation Committee. Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Copies of the committee charters are available on our website at airindustriesgroup.com under the heading “Investor Relations.”

Audit Committee. Messrs. Porcelain, Schroeder and Buonanno are members of the Audit Committee. Mr. Porcelain serves as Chairman of the Audit Committee and also qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has determined that each member of our Audit Committee meets the financial literacy requirements under the Sarbanes-Oxley Act and SEC rules and the independence requirements under NYSE American Rule 803A(2).

Our Audit Committee is responsible for preparing reports, statements and charters of audit committees required by the federal securities laws, as well as:

●	overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;

●	preparing the report that SEC rules require be included in our annual proxy statement;

●	overseeing and monitoring our independent registered public accounting firm’s qualifications, independence and performance;

●	providing the Board with the results of its monitoring and its recommendations; and

●

providing to the Board additional information and materials as it deems necessary to make the Board aware of significant financial matters that require the attention of the Board.

The Audit Committee held six meetings during fiscal 2019.

Compensation Committee. Our Compensation Committee is composed of Messrs. Buonanno, Brand and Michael Taglich. Our Board of Directors has determined that membership on the Compensation Committee by Mr. Taglich at this time is in the best interests of our company and its shareholders. Mr. Taglich serves on the board of a number of public and private companies, including small cap growth companies and is familiar with compensation policies, structures and levels that are necessary to properly incentivize executives while protecting the interests of shareholders.

The Compensation Committee is responsible for:

●	establishing our company’s general compensation policy, in consultation with senior management, and overseeing the development and implementation of compensation programs;

●	reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, and evaluating the performance of the CEO at least annually in light of those goals and objectives and communicating the results of such evaluation to the CEO and the Board, and determining the CEO’s compensation level based on this evaluation, subject to ratification by the independent directors on the Board. In determining the incentive component of CEO compensation, the Committee will consider, among other factors, the performance of our company and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may determine to be appropriate;

●	reviewing and approving the compensation of all other executive officers of our company, such other managers as may be directed by the Board, and the directors of our company;

●	overseeing the Board’s benefit and equity compensation plans, overseeing the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Committee by any of these plans;

●	approving issuances under, or any material amendments to, any stock option or other similar plan pursuant to which a person not previously an employee or director of our company, as an inducement material to the individual’s entering into employment with our company, will acquire stock or options;

●	in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing the company’s policies on structuring compensation programs to preserve related tax objectives;

●	reviewing and approving any severance or similar termination payments proposed to be made to any current or former officer of our company; and

●

preparing an annual report on executive compensation for inclusion in our proxy statement for the election of directors, if required under the applicable SEC rules.

The Compensation Committee held two meetings during fiscal 2019.

Nominating Committee. Our Nominating Committee is composed of Messrs. Schroeder, Brand and Porcelain. The purpose of the Nominating Committee is to seek and nominate qualified candidates for election or appointment to our Board of Directors. The Nominating Committee held one meeting during fiscal 2019.

The Nominating Committee will seek candidates for election and appointment that possess the integrity, leadership skills and competency required to direct and oversee the Company’s management in the best interests of its stockholders, customers, employees, communities it serves and other affected parties.

A candidate must be willing to regularly attend Committee and Board of Directors meetings, to develop a strong understanding of our company, its businesses and its requirements, to contribute his or her time and knowledge to our company and to be prepared to exercise his or her duties with skill and care. In addition, each candidate should have an understanding of all corporate governance concepts and the legal duties of a director of a public company.

Stockholders may contact the Nominating Committee Chairman, the Chairman of the Board or the Corporate Secretary in writing when proposing a nominee. This correspondence should include a detailed description of the proposed nominee’s qualifications and a method to contact that nominee if the Nominating Committee so chooses.

Stockholder Communications

Any stockholder who desires to contact any of our Directors can write to Air Industries Group, 1460 Fifth Avenue, Bay Shore, New York 11706, Attention: Stockholder Relations. Your letter should indicate that you are an Air Industries Group stockholder. Depending on the subject matter, our stockholder relations personnel will:

●	forward the communication to the Director(s) to whom it is addressed;

●	forward the communication to the appropriate management personnel;

●	attempt to handle the inquiry directly, for example where it is a request for information about the Company, or it is a stock-related matter; or

●	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

 Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officers, senior financial officers and persons performing similar functions. Upon written request to our corporate secretary, we will provide you with a copy of our code of ethics, without cost.

 Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, Executive Officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their holdings of, and transactions in, our common stock. Based solely upon our review of copies of such reports we believe that our officers, directors and 10% stockholders complied with these reporting requirements with respect to 2019 except that Form 4s reporting the grant of stock and option awards to directors and the receipt by Michael and Robert Taglich of shares of Common Stock in consideration of amounts loaned to our Company and the indirect ownership by Michael and Robert Taglich of pay-in-kind securities issued to Taglich Brothers, Inc. of which they are principals, in lieu of payment for services were not timely filed.

Information Concerning Executive Officers

Our Executive Officers are set forth in the table below along with their ages and positions.

Name	Age	Office
Luciano (Lou) Melluzzo	55	President and Chief Executive Officer
Michael E. Recca	69	Chief Financial Officer

Luciano (Lou) Melluzzo has been our President and Chief Executive Officer since November 15, 2017. He joined our company on September 11, 2017 as Chief Operating Officer. From November 2003 to September 2011, Mr. Melluzzo was employed in various capacities by EDAC Technologies Corporation (“EDAC”), a designer, manufacturer and distributor of precision aerospace components and assemblies, precision spindles and complex fixturing, tooling and gauging with design and build capabilities, whose shares were then listed on the Nasdaq Capital Market. He served as EDAC’s Vice President and Chief Operating Officer from November 2005 until February 2010. From September 2011 to November 2015, Mr. Melluzzo was self-employed in the residential real estate redevelopment industry. From November 2015 to January 2017, he was general manager of Polar Corporation, a privately-held company specializing in computer numeric controlled milling and turning of small hardware components for the aerospace industry.

Michael E. Recca has been our Chief Financial Officer since October 1, 2016. Mr. Recca has been engaged by us since September 2008 in a variety of positions related to our capital finance and acquisition programs. Most recently he served as Chief of Corporate Development & Capital Markets, a position in which he directed our acquisition program and coordinated with our lenders. Mr. Recca received a Bachelor of Arts degree from the SUNY Stony Brook and an MBA from Columbia University.

Executive Compensation

The following summary compensation table shows, for the periods indicated, information regarding the compensation awarded to, earned by or paid to each individual that served as our principal executive officer during the fiscal year ended December 31, 2019 and each other executive officer whose compensation for the 2019 fiscal year exceeded $100,000 for all services rendered in all capacities to our company and its subsidiaries. The individuals listed in the following table are referred to herein collectively as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive Plan Information ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)

Luciano Melluzzo President and CEO	2019 2018	323,961 280,000	— —	— —	98,000 —	112,644 —	— —	10,800 10,800	(1) (1)	545,405 290,800

Michael Recca	2019	224,401		—	44,100	49,556	—	5,400	(1)	323,457
CFO	2018	203,846	—	—	—	—	—	5,400	(1)	209,246

(1)	Represents car allowance.

Our executive officers named in the above table do not have employment agreements providing for a fixed term of employment. Both are employees at will terminable at any time without any severance, other than that payable to employees generally.

Executive Compensation Policies as They Relate to Risk Management

The Compensation Committee and management have considered whether our compensation policies might encourage inappropriate risk taking by the Company’s executive officers and other employees. The Compensation Committee has determined that the current compensation structure aligns the interests of the executive officers with those of the Company without providing rewards for excessive risk taking by awarding a mix of fixed and performance based or discretionary bonuses with the performance based compensation focused on profits as opposed to revenue growth.

The Compensation Committee working with management adopts a plan each year intended to award members of our management including executive officers for meeting or exceeding targeted goals, The Committee believes the amounts to be paid to Messrs. Melluzzo and Recca for services rendered in fiscal 2019 are appropriate in light of the significant improvement in our financial performance 2019.

Equity Awards - 2019

The following table shows the grant of equity awards to the Named Executive Officers during 2019.

GRANT OF PLAN-BASED AWARDS

		All Other Option Awards: Number of Securities Underlying	Grant Date Fair Value of Stock and Option
Name	Grant Date	Options (#)	Awards ($)
Luciano Melluzzo	1/19/2019	200,000	$98,000
Michael Recca	1/19/2019	90,000	$44,100

Outstanding Equity Awards at 2019 Year-End

The following table shows certain information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2019.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Luciano Melluzzo	200,000	—	$0.88	1/31/2024	—	—
	270,000	—	1.50	9/30/2024

Michael Recca	90,000		0.88	01/31/2024	—	—
	20,000	30,000	1.42	7/24/2024
	50,000	—	10.31	5/1/2021	—	—
	56,250		6.60	8/31/2020

Equity Incentive Plans

We have four equity incentive plans, the 2017 Equity Incentive Plan (the “2017 Plan”), which our Board of Directors adopted on July 24, 2017 and our stockholders approved on October 3, 2017, the 2016 Equity Incentive Plan (“the “2016 Plan”), which our Board of Directors adopted in June 2016 and our stockholders approved on November 30, 2016, the 2015 Equity Incentive Plan (the “2015 Plan”), which our Board of Directors adopted in March 2015 and our stockholders approved in June 2015, and the 2013 Equity Incentive Plan (the “2013 Plan”), which our Board of Directors adopted in May 2013 and our stockholders approved in July 2013. The Plans are virtually identical, except that the 2017 Plan authorizes the issuance of 1,200,000 shares of Common Stock, the 2016 Plan and the 2015 Plan authorize the issuance of 350,000 shares of Common Stock and the 2013 Plan authorizes the issuance of 600,000 shares of Common Stock.

The Plans permit the Company to grant stock awards and non-qualified and incentive stock options to employees, directors and consultants. The Plans are administered by the Compensation Committee of the Board and each has a term of ten years from the date it was adopted by the Board.

We adopted the Plans to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Transactions with Related Persons

Our Policy Concerning Transactions with Related Persons

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities (a “significant shareholder”), or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our Directors or Executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and stockholders.

The Audit Committee of the Board of Directors is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party.

Transactions

From time to time when needed, we have borrowed funds from and issued equity securities to Michael Taglich and Robert Taglich. In addition, Taglich Brothers, Inc. of which Michael Taglich and Robert Taglich are principals, has acted as placement agent for offerings of our debt and equity securities and provided us with other investment banking and advisory services for which it has been compensated. To date, Michael and Robert Taglich, and affiliated entities, have invested a total of $ 12,440,000 in our company through various debt and equity financings. Related party notes payable, inclusive of debt discount, due to Michael and Robert Taglich, and their affiliated entities, totaled $7,088,000 as of December 31, 2019. Interest incurred on these notes amounted to approximately $446,000 for the year ended December 31, 2019.

The following is a summary of transactions completed by us since January 1, 2019 in which the amount involved exceeded $120,000 and in which any related person had a direct or indirect material interest. There are no transactions currently proposed by us in which a related party has a direct or indirect financial interest in which the amount involved exceeds $120,000.

On January 15, 2019, we issued senior subordinated convertible promissory notes due December 31, 2020, each in the principal amount of $1,000,000 (the “7% Notes”), to Michael Taglich and Robert Taglich, each for a purchase price of $1,000,000. The 7% Notes bear interest at the rate of 7% per annum, are convertible into our common stock at a conversion price of $0.93 per share, subject to the anti-dilution adjustments set forth in the 7% Notes, are subordinated to our indebtedness to Sterling National Bank under the Loan Facility, and mature at December 31, 2020, or earlier upon an Event of Default.

We paid Taglich Brothers a fee of $80,000 (4% of the purchase price of the 7% Notes), in the form of a promissory note having terms substantially identical to the 7% Notes, in connection with the sale of the 7% Notes.

During the second quarter of 2019, the maturity date of our Subordinated Notes due May 31, 2019 (the “2019 Notes”), issued together with shares of our Common Stock in a private placement completed in May 2018, was extended to June 30, 2020. In connection with the extension, the interest rate on the notes remained 12% per annum.

As consideration for the extension, we issued 150,000 shares of Common Stock to Michael Taglich and 15,000 shares to Robert Taglich. In May 2018, advances of $1,000,000 and $100,000 made by Michael and Robert Taglich in March and April 2018 were applied against the purchase price of our 2019 Notes and shares of our Common Stock, as part of a private placement. We issued to Michael Taglich a Note in the principal amount of $1,000,000, together with 178,571 shares of Common Stock, for a purchase price of $1,000,000 and we issued to Robert Taglich a Note in the principal amount of $100,000, together with 17,857 shares of Common Stock. Interest on the 2019 Notes is payable at the rate of one percent (1%) per month and payments were to be made monthly commencing June 30, 2018. Upon the occurrence and continuation of a failure to pay accrued interest, interest accrues and is payable on such amount at the rate of 1.25% per month and upon the occurrence and continuation of a failure to timely pay the principal amount of the 2019 Note, interest shall accrue and be payable on such principal amount at the rate of 1.25% per month. The 2019 Notes are subordinate to our obligations under our Loan Facility.

On June 26, 2019, we were advanced $250,000 by each of Michael and Robert Taglich. These amounts are evidenced by notes which are identical to the terms of the 2019 Notes and are payable on December 31, 2020. In connection with these notes the Company issued 37,500 shares to each of Michael and Robert Taglich.

On October 21, 2019, Michael Taglich advanced $1,000,000 to the Company. This advance was repaid in full on January 2, 2020 together with interest accrued at the rate of 12% per annum.

In connection with the consummation of the SNB Loan Facility, for no additional consideration the due date of all of the Company’s notes held by Michael and Robert Taglich was extended to December 31, 2020. There are no principal payments due on these notes until such time.

In connection with the sale of AMK to Meyer Tool, Inc., (“Meyer”) in 2017, Meyer agreed to pay us within 30 days after the end of each calendar quarter, commencing April 1, 2017, an amount equal to five (5%) percent of the net sales of AMK for that quarter until the aggregate payments made to us (the “Meyer Agreement”) equals $1,500,000 (the “Maximum Amount”). As of December 31, 2018, the Company received an aggregate of $363,000 under the Meyer Agreement. On January 15, 2019, we entered into a “Purchase Agreement” with 15 accredited investors (the “Purchasers”), including Michael and Robert Taglich, pursuant to which we assigned to the Purchasers all of our rights, title and interest to the remaining $1,137,000 due from Meyer for the sale of AMK (the “Remaining Amount”) for an immediate payment of $800,000, including $100,000 from each of Michael and Robert Taglich, and $75,000 for the benefit of the children of Michael Taglich. If the Purchasers have not received the entire Remaining Amount by March 31, 2023, they have the right to demand payment of their pro rata portion of the unpaid Remaining Amount from us (“Put Right”). To the extent the Purchasers exercise their Put Right, the remaining payments from Meyer will be retained by us. The Purchasers agreed to pay Taglich Brothers a fee equal to 2% per annum of the purchase price paid by such Purchasers, payable quarterly, to be deducted from the payments of the Remaining Amount, for acting as paying agent in connection with the payments from Meyer.

The foregoing transactions were reviewed and approved by the Audit Committee or our Board of Directors. We believe that the terms of each transaction were not less favorable to us than those terms that could be obtained from an unaffiliated third party.

Board Independence

Our Board of Directors has determined that Robert Schroeder, David Buonanno, Peter Rettaliata, Michael Brand and Michael Porcelain are “independent directors” within the meaning of NYSE American Rule 803A(2).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding beneficial ownership of our Common Stock as of August 21, 2020 by (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of our directors, (iii) our chief executive officer and the other Named Executive Officers, and (iv) all of our directors and executive officers as a group.

Except as otherwise indicated, we believe, based on information provided by each of the individuals named in the table below, that such individuals have sole investment and voting power with respect to the shares attributed to them, subject to community property laws, where applicable. As of August 21, 2020, we had outstanding 30,620,990 shares of Common Stock. Except as stated in the table, the address of the holder is c/o our company, 1460 Fifth Avenue, Bay Shore, New York 11706.

Directors and Executive Officers:	Number of Shares Beneficially Owned		Percent
Michael N. Taglich	6,876,758	(1)	20.61%
Robert F. Taglich	4,662,783	(2)	14.22%
Peter D. Rettaliata	190,181	(3)	*
David Buonanno	85,540	(4)	*
Robert Schroeder	186,679	(5)	*
Michael Brand	139,004	(6)	*
Michael Porcelain	139,233	(7)	*
Luciano Melluzzo, President and CEO	626,667	(8)	2.01%
Michael Recca, CFO	259,583	(9)	*
All Directors and Executive Officers as a group (9 persons owning shares)	12,562,326	(10)	34.61%

Beneficial Ownership of More Than 5% of Shares:
Richmond Brothers, Inc. et al.(11)	4,321,837	(11)	(11)
David S. Richman	5,500,405	(11)	(11)
Matthew J. Curfman	4,414,227	(11)	(11)

*	Less than 1%

(1)	Includes 3,889,842 shares owned by Mr. Taglich, 239,946 shares owned by Taglich Brothers, 2,282,621 shares he may acquire upon conversion of convertible notes (including 340,687 shares which may be acquired by Taglich Brothers), but excluding shares for accrued interest thereon, 427,849 shares he may acquire upon exercise of warrants (including 21,469 shares which may be acquired by Taglich Brothers) and 36,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.
(2)	Includes 2,216,433 shares owned by Mr. Taglich, 239,946 shares owned by Taglich Brothers, 44,760 shares owned by custodial accounts for the benefit of his children under the NY UGMA, 1,849,288 shares he may acquire upon conversion of convertible notes (including 340,687 shares that may be acquired by Taglich Brothers), but excluding shares for accrued interest thereon, 275,856 shares he may acquire upon exercise of warrants (including 21,469 shares which may be acquired by Taglich Brothers, and 3,416 shares which may be acquired as custodian for his children) and 36,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.
(3)	Includes 76,250 shares he may acquire upon exercise of options exercisable within 60 days.
(4)	Includes 1,016 shares he may acquire upon exercise of warrants and 36,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.
(5)	Includes 47,698 shares he may acquire upon exercise of warrants and 36,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.
(6)	Includes 86,500 shares he may acquire upon exercise of options exercisable within 60 days.
(7)	Includes 43,500 shares he may acquire upon exercise of options exercisable within 60 days.
(8)	Includes 536,667 shares he may acquire upon exercise of options exercisable within 60 days.

(9)	Represents shares he may acquire upon exercise of options exercisable within 60 days.
(10)	Includes 3,791,222 shares that may be acquired upon conversion of convertible notes, 730,950 shares that may be acquired upon exercise of warrants and 1,148,500 shares that may be acquired upon exercise of options, in each case exercisable within 60 days.
(11)	The information set forth below is based on the amended Schedule 13D filed with the SEC and the Company on March 31, 2020 reflecting ownership as of that date. By virtue of their Joint Filing Agreement, dated October 9, 2018, the persons and entities affirm their membership in a group under SEC Rule 13d-5(b) and the group is deemed to beneficially own all of the shares beneficially owned by the group members. The beneficial ownership of each of the group members was disclosed as follows, based upon 30,531,049 shares outstanding:

	Sole Voting Power		Shared Voting Power	Sole Dispositive Power		Shared Dispositive Power		Total		Percent
Richmond Brothers, Inc.(a)	—		—	—		4,321,837	#	4,321,837	#	14.0%

RBI Private Investment II, LLC	15,333		—	15,333		—		15,333		*

RBI Private Investment III, LLC	1,080,000	+	—	1,080,000	+	—		1,080,000	+	3.5%

RBI PI Manager, LLC(b)	1,095,333	+	—	1,095,333	+	—		1,095,333	+	3.6%

Richmond Brothers 401(k) Profit Sharing Plan	83,235		—	83,235		—		83,235		*

David S. Richmond(c)	1,095,333	+	83,235	1,095,333	+	4,405,072	#	5,500,405	+#	17.7%

Matthew J. Curfman(d)	9,155		83,235	9,155		4,405,072	#	4,414,227	#	14.3%

(a)	Held as investment advisor to certain separately managed accounts.
(b)	Includes the shares owned by RBI Private Investment II, LLC and RBI Private Investment III, LLC.
(c)	Sole voting and dispositive power includes shares owned by Mr. Richmond directly and by RBI Private Investment II, LLC and RBI Private Investment III, LLC. Shared voting and dispositive power includes shares owned by Richmond Brothers, Inc. and the Profit Sharing Plan.
(d)	Sole voting and dispositive power includes shares owned by Mr. Curfman. Shared voting and dispositive power includes shares owned by Richmond Brothers, Inc. and the Profit Sharing Plan.
#	Includes 312,000 shares which may be acquired upon exercise of warrants.
+	Includes 280,000 shares which may be acquired upon exercise of warrants.
*	Less than 1 percent

The address for Richmond Brothers, Inc., RBI Private Investment I, LLC, RBI Private Investment II, LLC, RBI PI Manager, LLC, Richmond Brothers 401(k) Profit Sharing Plan, David S. Richmond and Matthew J. Curfman is 3568 Wildwood Avenue, Jackson, Michigan 49202.

Audit Committee Report to Stockholders

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent within the meaning of NYSE MKT Rule 803A(2). The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2019 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2019 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Respectfully submitted,

THE AUDIT COMMITTEE

Michael D. Porcelain, Chairman Robert C. Schroeder David J. Buonanno

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL TWO

Independent Registered Public Accounting Firm

The Audit Committee has appointed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2020. Rotenberg Meril Solomon Bertiger & Guttilla, P.C. does not expect to have a representative present at the Annual Meeting.

We are asking our stockholders to ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

As required by our Audit Committee charter, our Audit Committee pre-approved the engagement of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for all audit and permissible non-audit services. The Audit Committee annually reviews the audit and permissible non-audit services performed by our principal accounting firm and reviews and approves the fees charged by our principal accounting firm. The Audit Committee has considered the role of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services, if any, was compatible with the maintenance of such firm’s independence in the conduct of its auditing functions.

During fiscal year 2019 and fiscal year 2018, the aggregate fees which we paid to or were billed by Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for professional services were as follows:

	Year Ended December 31,
	2019	2018
Audit Fees(1)	$481,000	$612,372
Audit Related fees(2)	21,000	94,236
Tax Fees(3)	67,000	65,000
	$569,000	$771,608

(1)	Fees for services to perform our annual audit of financial statements, review of financial statements included in our quarterly filings included in Form 10-Q, and fees for services that are normally provided by the accountant for statutory and regulatory filings. This category includes fees for services rendered that only the auditor reasonably can provide, including comfort letters, consents, assistance with and review of documents filed with the SEC and accounting and financial reporting consultations billed as audit services. The annual audit fee included in this category was $287,000 and $367,482 for 2019 and 2018, respectively. Registration statements, consents and comfort letter fees were $30,000 and $0 for 2019 and 2018, respectively. The balance of the fees in this category were for the reviews of our quarterly financial statements.
(2)	Fees for assurance and related services that are traditionally performed by our independent registered public accounting firm, such as due diligence services related to mergers and acquisitions, accounting consultation and audits in connections with acquisitions, consultation concerning financial accounting and reporting standards not classified as audit fees and attest services not required by statute or regulation.
(3)	Fees for tax compliance, tax advice and planning. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

The proposal to ratify the Audit Committee’s selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the outstanding shares of common stock cast in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL TWO

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2021 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to Air Industries Group, 1460 Fifth Avenue, Bay Shore, NY 11706, Attention: Corporate Secretary, which must be received at our executive office on or before April 27, 2021 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2021 proxy solicitation materials or consideration at the 2021 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2019, as amended (the “2019 Form 10-K”), is enclosed with this Proxy Statement and is available on our website (http://www. airindustriesgroup.com). We will provide copies of the exhibits to the 2019 Form 10-K upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at (631) 881-4920 or by mail to Air Industries Group, 1460 Fifth Avenue, Bay Shore, NY 11706. The 2019 Form 10-K and the exhibits thereto also are available free of charge from the SEC’s website (http:// www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

By Order of the Board of Directors,

August 26, 2020	/s/ Luciano Melluzzo
President and Chief Executive Officer

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 14, 2020

AIR INDUSTRIES GROUP

AIR INDUSTRIES GROUP
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Meeting Information

Meeting Type: Annual Meeting
For holders as of: August 21, 2020
Date: October 14, 2020 **Time:** 10:00 AM EST
Location: At the offices of the Company
1460 Fifth Avenue
Bay Shore, New York 11706

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 30, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Michael N. Taglich   02 Peter D. Rettaliata   03 Robert F. Taglich   04 David J. Buonanno   05 Robert C. Schroeder
06 Michael Brand   07 Michael D. Porcelain

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Item 1 and For Item 2.

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AIR INDUSTRIES GROUP
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 13, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Air Industries Group in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on October 13, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Michael N. Taglich
02 Peter D. Rettaliata
03 Robert F. Taglich
04 David J. Buonanno
05 Robert C. Schroeder
06 Michael Brand
07 Michael D. Porcelain

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Item 1 and For Item 2.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com

AIR INDUSTRIES GROUP
Annual Meeting of Stockholders
October 14, 2020
This Proxy is Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Luciano Melluzzo and Michael E. Recca, and each of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Air Industries Group (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on October 14, 2020, at the offices of the Company, 1460 Fifth Avenue, Bay Shore, New York 11706, and at any adjournment or postponement thereof .

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

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Continued and to be signed on reverse side